EXHIBIT 99.2
                                                                ------------

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In  connection  with  the  Quarterly  Report  on  Form  10-QSB  for the three-month  period  ended  March 31,  2003 of inCall  Systems,  Inc.,  a Nevada
corporation  (the  "Company"),   as  filed  with  the  Securities  and  Exchange
Commission on the date hereof (the "Quarterly Report"), I, Marc Crimeni, Chairman and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                 /s/ Marc Crimeni
                                 --------------------------
                                 Marc Crimeni, Chairman and
                                 Chief Executive Officer
                                 June 16, 2003